UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2016

Commission File Number: 333-141703-02; 333-167413; 333-191359; 333-205455-01	Commission File Number: 333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 000-23108	Commission File Number: 333-205455	Commission File Number: 333-141703-01; 333-167413-01; 333-191359-01; 033-54804

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER FUNDING LLC	DISCOVER BANK

(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of depositor as specified in charter)	(Exact name of sponsor as specified in charter)

Delaware (State or jurisdiction of incorporation or organization of the issuing entity)	Delaware (State or jurisdiction of incorporation or organization of the issuing entity)	Delaware (State or jurisdiction of incorporation or organization of the depositor)	Delaware (State or jurisdiction of incorporation or organization of the sponsor)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	c/o Discover Bank 12 Read’s Way New Castle, Delaware 19720	Discover Funding LLC 12 Read’s Way New Castle, Delaware 19720	Discover Bank 12 Read’s Way New Castle, Delaware 19720

(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the depositor)	(Address of principal executive offices of the sponsor)

51-0020270

(IRS Employer Identification No. of

the sponsor and depositor)

47-4047337

(IRS Employer Identification No. of

the depositor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Increase in Principal Amount of Class D(2009-1) Notes. On November 28, 2016, Discover Bank, pursuant to Section 2.03 of the Amended and Restated Note Purchase Agreement (the “Note Purchase Agreement”), dated as of January 1, 2016, among Discover Card Execution Note Trust, as Issuer, Discover Bank, as Sponsor, Discover Funding LLC, as Transferor, and the purchasers named therein, and Section 2.06 of the Class D(2009-1) Terms Document, dated as of July 2, 2009, by and between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, increased the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes. The increase in the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes was in the amount of $4,644,808, resulting in an Outstanding Dollar Principal Amount of the Class D(2009-1) Notes of $1,773,852,460. The Class D(2009-1) Notes were sold to purchasers in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The Notes were sold at par value for cash, with no applicable underwriting discounts or commissions. In connection with this increase, the investor interest in receivables represented by the collateral certificate issued by the Discover Card Master Trust I that secures the DiscoverSeries Notes was increased by $4,644,808. Discover Card Execution Note Trust paid the net proceeds from the issuance to Discover Funding LLC in exchange for the increase in the investor interest in receivables represented by the collateral certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 29, 2016

Discover Funding LLC
(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust and as registrant under Commission File Number 333-205455)

By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

Discover Bank (as registrant under Commission File Numbers 333- 141703-01, 333-167413-01 and 333-191359-01)

By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Assistant Treasurer